                        TENET HEALTHCARE CORPORATION ("TENET")
                               SUBSIDIARY CORPORATIONS
                                REVISED AUGUST 6, 1996


Note:  All subsidiaries are 100% owned by "Tenet" unless otherwise indicated.


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

Tenet HealthSystem Holdings, Inc.
    (a)  Tenet HealthSystem Medical, Inc.
         (b)  Tenet Management Services, Inc.
              (c)  Tenet Health Integrated Services, Inc.
              (c)  Quality Medical Management, Inc.
              (c)  Mid-Orange Medical Management, Inc.
              (c)  Alexa Integrated Medical Management, Inc.
         (b)  Alabama Health Connection, Inc.
         (b)  Alabama Medical Group, Inc.
         (b)  American Medical (Central), Inc.
              (c)  Amisub (Heights), Inc.
              (c)  Tenet Texas Employment, Inc.
              (c)  Amisub of Texas, Inc. -  OWNERSHIP - LIFEMARK HOSPITALS, INC. (63.68%);
                                            TENET HEALTHSYSTEM MEDICAL, INC. (19.75%);
                                            BROOKWOOD HEALTH SERVICES, INC.  (5.10%);
                                            AMI INFORMATION SYSTEMS GROUP, INC.  (.42%);
                                            AMERICAN MEDICAL (CENTRAL), INC. (11.05%)
              (c)  Amisub (Twelve Oaks), Inc.
              (c)  Lifemark Hospitals, Inc.
                   (d)  Tenet Healthcare, Ltd. - OWNERSHIP - LIFEMARK HOSPITALS, INC., GP (1%);
                                               AMISUB OF TEXAS, INC., LP (70.1%);
                                               AMISUB (HEIGHTS), INC., LP (10.3%);
                                               AMISUB (TWELVE OAKS), INC., LP(18.6%)
                        (e)  Odessa Hospital, Ltd. - OWNERSHIP - TENET HEALTHCARE, LTD., GP (78.125%)
                                                                 INDIVIDUAL PHYSICIANS, LP (21.875%)
                        (e)  Texas Healthcare Physician Services, Inc.
                   (d)  Amisub (Brownsville MRI), Inc.
                   (d)  Lifemark Hospitals of Florida, Inc.
                        (e)  Palmetto Medical Plan, Inc.
                        (e)  Pain Management Center of Tampa, Inc.
                        (e)  T&C and USF Ob/Gyn Center, Inc.
                   (d)  Lifemark Hospitals of Louisiana, Inc.
                        (e)  Kenner Regional Clinical Services, Inc.
                   (d)  Lifemark Hospitals of Missouri, Inc.
                        (e)  Lifemark RMP Joint Venture - OWNERSHIP - LIFEMARK HOSPITALS OF MISSOURI, INC.(50%)
                                                                          RMP, L.L.C. (50%)
                   (d)  Regional Alternative Health Services, Inc.
                   (d)  Houston Specialty Hospital, Inc.
                   (d)  Memphis Specialty Hospital, Inc.
                   (d)  Tenet Investments-Kenner, Inc.
              (c)  Texas Southwest Healthservices, Inc.
         (b)  American Medical Finance Company
         (b)  American Medical Home Care, Inc.
         (b)  American Purchasing Services, Inc.
         (b)  AMI Ambulatory Centres, Inc.
              (c)  Surgical Services, Inc.  - OWNERSHIP - AMI AMBULATORY CENTRES, INC. (80%);
                                            RANDY PHILLIPS (20%)
                   (d) Ambulatory Care - Broward Development Corp.
                   (d)  Surgical Services of South Lauderdale, Inc.
                   (d)  Surgical Services of West Dade, Inc.
         (b)  AMI Arkansas, Inc.

                   (c)  Healthstar Properties Limited Partnership - OWNERSHIP - AMI ARKANSAS, INC., GP (1%), LP (49%)
                                            ST. VINCENT TOTALHEALTH CORPORATION, GP (1%), LP (49%)
                   (d)  Healthstar Ultima, LLC - OWNERSHIP - HEALTHSTAR PROPERTIES LIMITED PARTNERSHIP (70 UNITS)
                                                 ARKANSAS CHILDREN'S HOSPITAL (1 UNIT)
                                                 QUORUM HEALTH RESOURCES, INC. (1 UNIT)
                                                 NORTHWEST MEDICAL CENTER (1 UNIT)
                                                 REBSAM REGIONAL MEDICAL CENTER (1 UNIT)
         (b)  AMI Brokerage Services, Inc.
         (b)  AMI Diagnostic Services, Inc.
         (b)  AMI Information Systems Group, Inc.
              (c)  American Medical International B.V.
                   (d)  American Medical International N.V.
         (b)  AMI/HTI Tarzana Encino Joint Venture - OWNERSHIP-TENET HEALTHSYSTEM MEDICAL, INC. (30%);
                                            AMISUB OF CALIFORNIA, INC. (26%);
                                            NEW H ACUTE, INC. (12%);
                                            AMI INFORMATION SYSTEMS GROUP, INC. (7%);
                                            ENCINO HOSPITAL CORPORATION (25%)
         (b)  Tenet System Services, Inc.
         (b)  Amisub (American Hospital), Inc.
         (b)  Amisub (Culver Union Hospital), Inc.
              (c)  Choice Care Network, Inc.
         (b)  Amisub Development of South Carolina, Inc.
              (c)  Hilton Head Clinics, Inc.
         (b)  Amisub (Florida Ventures), Inc.
              (c)  PBG Outpatient Services, Inc.
              (c)  Brookwood Diagnostic Center of Tampa, Inc.
              (c)  Lauderdale Clinical Services, Inc.
              (c)  Ft. Lauderdale Surgery Center, Inc.
              (c)  Tampa MOB 107, Inc.
              (c)  Tampa MOB 104, Inc.
              (c)  Tampa 8313 West Hillsborough, Inc.
              (c)  Tampa 4802 Gunn Highway, Inc.
              (c)  Center for Quality Care, Inc.
              (c)  Tampa 418 W. Platt St., Inc.
         (b)  Amisub (GTS), Inc.
         (b)  Amisub (Hilton Head), Inc.
         (b)  Amisub (Irvine Medical Center), Inc.
         (b)  Tenet HealthSystem Spalding, Inc.
              (c)  Health International, Inc.
              (c)  Tenet Primary Care Clinic, Inc.
         (b)  Amisub (North Ridge Hospital), Inc.
              (c)  FL Health Complex, Inc.
              (c)  North Ridge Carenet, Inc.
              (c)  North Ridge Partners, Inc.
              (c)  North Ridge Physician-Hospital Organization, Inc. - OWNERSHIP - AMISUB (NORTH RIDGE
                                                           HOSPITAL), INC.(50%); PHYSICIANS (50%)
         (b)  Amisub of California, Inc.
              (c)  Valley Doctors' Hospital
                   (d)  Family Medical Services
              (c)  Physician Practice Management Corporation
              (c)  Park Plaza Retail Pharmacy, Inc.
         (b)  Amisub of North Carolina, Inc.
         (b)  Central Carolina Management Services Organization, Inc.
         (b)  Amisub (SMHS), Inc.
         (b)  Amisub of South Carolina, Inc.
              (c)  Piedmont Medical Services Company
              (c)  Piedmont One, Inc.
              (c)  Piedmont Two, Inc.

              (c)  Piedmont Three, Inc.
              (c)  Piedmont Four, Inc.
              (c)  Piedmont Five, Inc.
              (c)  Piedmont Six, Inc.
              (c)  Piedmont Seven, Inc.
              (c)  Piedmont Eight, Inc.
              (c)  Piedmont Nine, Inc.
         (b)  Amisub (PSL), Inc.
         (b)  Amisub (Saint Joseph Hospital), Inc.
              (c)  Creighton Saint Joseph Regional HealthCare System, L.L.C. - OWNERSHIP -
                                            AMISUB (SAINT JOSEPH HOSPITAL), INC. (73.82%)
                                            CREIGHTON HEALTHCARE, INC. (26.18%)
                   (c)  Saint Joseph Mental Health Plans, Inc.
                   (c)  Home-Based Psychiatric Services, Inc. - OWNERSHIP -CREIGHTON SAINT JOSEPH REGIONAL
                                            HEALTHCARE SYSTEM, L.L.C. (75%)
                                            JAMES T. WHITE, PH.D. (25%)
                   (c)  Saint Joseph Mental Health Physicians, Inc.
              (b)  Amisub (SFH), Inc.
              (b)  Amisub (Sierra Vista), Inc.
              (b)  Amisub TGDA, Inc.
              (b)  Arkansas Healthcare Services, Inc.
              (b)  Brookwood Center Development Corporation
                   (c)  Hoover Doctors Group, Inc.
                   (c)  Medplex Outpatient Medical Centers, Inc.
              (b)  Brookwood Development, Inc.
              (c)  Alabama Health Services, Inc.      - OWNERSHIP - BROOKWOOD DEVELOPMENT, INC. (33-1/3%);
                                                      EASTERN HEALTH SYSTEM, INC. (33-1/3%);
                                                      ST. VINCENT'S HOSPITAL (33-1/3%)
              (c)  Alabama Health Services (St. Clair), L.L.C. - OWNERSHIP -
                                                      BROOKWOOD DEVELOPMENT, INC. (50%);
                                                      HEALTH SERVICES, INC. (50%)
              (c)  Group Administrators, Inc.  - OWNERSHIP - BROOKWOOD DEVELOPMENT, INC. (33-1/3%);
                                               EASTSIDE VENTURES, INC. (33-1/3%);
                                               LLOYD NOLAND FOUNDATION, INC. (33-1/3%)
         (b)  Brookwood Health Services, Inc.
              (c)  Brookwood Medical Center of Tampa, Inc.
              (c)  Brookwood - Riverchase Primary Care Center, Inc.
              (c)  Estes Health Care Centers, Inc.
         (b)  Central Arkansas Hospital, Inc.
              (c)  Amisub (Central Arkansas), Inc.
         (b)  Columbia Land Development, Inc.
         (b)  Cumming Medical Ventures, Inc.
         (b)  East Cooper Community Hospital, Inc.
              (c)  Charleston Health Services Organization, Inc.
         (b)  Eastern Professional Properties, Inc.
         (b)  Florida Health Network, Inc.
         (b)  Frye Regional Medical Center, Inc.
              (c)  Frye Home Infusion, Inc.
              (c)  Piedmont Health Alliance, Inc.      - OWNERSHIP - FRYE REGIONAL MEDICAL CENTER, INC. (50%);
                                                      PHYSICIANS (50%)
              (c)  Frye Home Care Services, Inc.
              (c)  Tenet Claims Processing, Inc.
         (b)  Georgia Health Services, Inc.
         (b)  Heartland Corporation
              (c)  Prairie Medical Clinic, Inc.
              (c)  Heartland Physicians, Inc.
         (b)  Inhalation Therapy Services, Inc.
         (b)  Kenner Regional Medical Center, Inc.

         (b)  Lucy Lee Hospital, Inc.
         (b)  Medical Center of Garden Grove
         (b)  Medical Collections, Inc.
         (b)  Mid-Continent Medical Practices, Inc.
         (b)  Missouri Health Services, Inc.
         (b)  National Park Medical Center, Inc.
         (b)  New H Holdings Corp.      - OWNERSHIP - TENET HEALTHSYSTEM MEDICAL, INC. (99%);
                                       AMISUB OF CALIFORNIA, INC. (.5%);
                                       BROOKWOOD HEALTH SERVICES, INC. (.5%)
              (c)  New H Acute, Inc.
                   (d)  New H South Bay, Inc.
                   (d)  AMI West Alabama, Inc.
              (c)  Amiwoodbroke, Inc.
         (b)  North Carolina Health Services, Inc.
         (b)  North Fulton Imaging Ventures, Inc.
         (b)  North Fulton Medical Center, Inc.
              (c)  North Fulton Health Care Associates, Inc.
              (c)  North Fulton Regional Cancer Center, Inc.
              (c)  North Fulton 001, Inc.
              (c)  North Fulton 002, Inc.
              (c)  North Fulton 003, Inc.
              (c)  North Fulton 004, Inc.
              (c)  North Fulton 005, Inc.
              (c)  North Fulton 006, Inc.
              (c)  North Fulton 007, Inc.
              (c)  North Fulton 008, Inc.
              (c)  North Fulton 009, Inc.
              (c)  North Fulton 010, Inc.
              (c)  North Fulton 011, Inc.
              (c)  North Fulton 012, Inc.
         (b)  North Fulton MOB Ventures, Inc.
         (b)  Occupational Health Medical Services of Florida, Inc.
         (b)  Palm Beach Gardens Community Hospital, Inc.
         (b)  Partners in Service, Inc.
         (b)  Physicians Development, Inc.
         (b)  Piedmont Home Health, Inc.
         (b)  Piedmont Rehab Center, Inc.
         (b)  Pinnacle Healthcare Services, Inc.
         (b)  Professional Healthcare Systems Licensing Corporation
         (b)  ProMed Pharmicenter, Inc.
         (b)  Roswell Medical Ventures, Inc.
         (b)  Saint Joseph Mental Health Physicians, Inc.
         (b)  San Dimas Community Hospital
         (b)  SEMO Medical Management Company, Inc.
         (b)  Sierra Vista Hospital, Inc.
         (b)  South Carolina Health Services, Inc.
         (b)  St. Mary's Regional Medical Center, Inc.
              (c)  Amisub (St. Mary's), Inc.
              (c)  St. Mary's Medical Group, Inc.
         (b)  Tenet (Brookwood Development), Inc.
              (c)  Health Advantage Plans, Inc. - OWNERSHIP - TENET (BROOKWOOD DEVELOPMENT), INC. (33-1/3%)
                                                              EASTSIDE VENTURES, INC. (33-1/3%)
                                                              LLOYD NOLAND FOUNDATION, INC. (33-1/3%)
         (b)  Tennessee Health Services, Inc.
         (b)  Texas Healthcare Services, Inc.
         (b)  Texas Professional Properties, Inc.
         (b)  Tenet East Cooper Spine Center, Inc.
         (b)  Tenet Physician Services of the Southeast, Inc.

HUG Services, Inc. (77%)
Assured Investors Life Company
    (a)  Stanislaus Life Insurance Company
H.F.I.C. Management Company, Inc.
    (a)  Health Facilities Insurance Corp., Ltd. - Bermuda
International-NME, Inc.
    (a)  LEIR Canada, Inc.
    (a)  N.M.E. International (Cayman) Limited - Cayman Islands, B.W.I.
         (b)  B.V. Hospital Management - Netherlands
         (b)  Pacific Medical Enterprises Sdn. Bhd. - Malaysia
              (c)  Hyacinth Sdn. Bhd.
    (a)  Medicalia International, B.V. - Netherlands
    (a)  NME Spain, S.A.
    (a)  NME UK Properties Limited
Tenet Healthcare (Australia) Pty., Limited
NME Headquarters, Inc.
Tenet HealthSystem Hospitals, Inc.
    (a)  Brookhaven Hospital, Inc.
         (b)  Brookhaven Pavilion, Inc.
    (a)  Manteca Medical Management, Inc.
    (a)  Tenetsub Texas, Inc.
    (a)  Tenet Hospitals Limited  - OWNERSHIP - TENET HEALTHSYSTEM HOSPITALS, INC., G.P. (1%)
                                  TENETSUB TEXAS, INC., L.P. (99%)
         (b)  Providence Community Care Network
    (a)  National Managed Med, Inc.
    (a)  National Med, Inc.
    (a)  National Medical Hospital of Tullahoma, Inc.
         (b)  Harton Medical Group, Inc.
    (a)  National Medical Hospital of Wilson County, Inc.
         (b)  Wilson County Management Services, Inc.
    (a)  National Medical Services, Inc.
         (b)  Barron, Barron & Roth, Inc.
    (a)  National Medical Ventures, Inc.
         (b)  Litho I - LP
         (b)  McHenry Surgery Center Partners, Ltd - LP
         (b)  Redding Surgicenter - LP
         (b)  Alvarado Outpatient Surgery Center - LP
    (a)  NM Ventures - California, Inc.
    (a)  NM Ventures of North County, Inc.
         (b)  North County Outpatient Surgery Center, Ltd.
    (a)  Tenet HealthSystem Hospitals Dallas, Inc.
    (a)  NME Medical de Mexico, S.A. de C.V.
    (a)  NMV Hollywood, Inc.
         (b)  Hollywood Medical Center - LP
    (a)  NMV-Tennessee, Inc.
    (a)  Physician Network Corporation of Louisiana
    (a)  NMV-II, Inc.
    (a)  Preferred Medical Systems of California, Inc.
    (a)  Rehabilitative Driving Resources, Inc.
    (a)  West Coast PT Clinic, Inc.
    (a)  Teneet HealthSystem Memorial Medical Center, Inc.
    (a)  Tenet Healthcare-Florida, Inc.
    (a)  Tenet Beaumont Healthsystem, Inc.
    (a)  South Bay Practice Administrators, Inc.
    (a)  Sierra Vista Sub One, Inc.
    (a)  Sierra Vista Sub Two, Inc.
    (a)  Tenet Missouri JV, Inc.
    (a)  Tenet Birmingham Management, Inc.

    (a)  Practice Partners, Inc.
    (a)  MHJ, Inc.
         (b)  Jonesboro Health Services, L.L.C.  - OWNERSHIP -  MHJ, INC. (95%)
                                                      ST. VINCENT TOTALHEALTH CORPORATION (5%)
              (c)  Healthstar Ultima of Jonesboro, Inc.
    (a)  NPMC Healthcenter - The Heart Clinic, Inc.
    (a)  NPMC Healthcenter - National Park Surgery Clinic, Inc.
    (a)  NPMC Healthcenter - Cardiology Services, Inc.
    (a)  NPMC Healthcenter - Physicians for Women, Inc.
    (a)  NPMC Healthcenter - Cardiology Care Center, Inc.
    (a)  Tenet California Medical Ventures I, Inc.
    (a)  LMC Physician Clinics, Inc.
    (a)  Diagnostic Imaging Services, Inc.
    (a)  Metro Physicians Management Organization, Inc.
    (a)  Tenet Louisiana Medical Ventures I, Inc.
    (a)  Northeast Texas Healthcare Enterprises
    (a)  Tenet Hialeah HealthSystem, Inc.
         (b)  Tenet Hialeah (H.H.A.) HealthSystem, Inc.
         (b)  Tenet Hialeah (ASC) HealthSystem, Inc.
         (b)  Hialeah Real Properties, Inc.
    (a)  Mid-Tennesse Health Partners, L.L.C. - OWNERSHIP - TENET HEALTHSYSTEM HOSPITALS, INC. (50%)
                                                 SMITHVILLE HEALTHCARE VENTURES, L.P. (50%)
NME Properties Corp.
    (a)  Cascade Insurance Company, Ltd.
    (a) NME Properties, Inc.
         (b)  Lake Health Care Facilities, Inc.
         (b)  NME Properties West, Inc.
    (a)  NME Property Holding Co., Inc.
NME Rehabilitation Properties, Inc.
    (a)  R.H.S.C. Prosthetics, Inc.
    (a)  Rehabilitation Facility at San Ramon, Inc.
    (a)  Rehabilitation Facility at San Diego, Inc.
    (a)  R.H.S.C. Modesto, Inc.
    (a)  Pinecrest Rehabilitation Hospital, Inc.
    (a)  R.H.S.C. El Paso, Inc.
NME Specialty Hospitals, Inc.
    (a)  National Medical Specialty Hospital of Redding
    (a)  NME Management Services, Inc.
    (a)  NME New Beginnings, Inc.
         (b)  Addiction Treatment Centers of Maryland, Inc.
         (b)  Alcoholism Treatment Centers of New Jersey, Inc.
         (b)  Health Institutes, Inc.
              (c)  Fenwick Hall, Inc.
              (c)  Health Institutes Investments, Inc.
         (b)  NME New Beginnings-Western, Inc.
              (c)  Norquest/RCA-W Bitter Lake Partnership
    (a)  NME Partial Hospital Services Corporation
    (a)  NME Psychiatric Hospitals, Inc.
         (b)  The Huron Corporation
    (a)  NME Rehabilitation Hospitals, Inc.
    (a)  Psychiatric Management Services Company
NME Psychiatric Properties, Inc.
    (a)  Alvarado Parkway Institute, Inc.
    (a)  Baywood Hospital, Inc.
    (a)  Brawner Hospital, Inc.
    (a)  Contemporary Psychiatric Hospitals, Inc.
    (a)  Elmcrest Manor Psychiatric Institute, Inc.
    (a)  Gwinnett Psychiatric Institute, Inc.

    (a)  Jefferson Hospital, Inc.
    (a)  Lake Hospital and Clinic, Inc.     - OWNERSHIP - NME PSYCHIATRIC PROPERTIES, INC. (97.875%)
                                            AND RALPH MOLLYCHECK, M.D. (2.125%)
    (a)  Lakewood Psychiatric Hospitals, Inc.
    (a)  Laurel Oaks Residential Treatment Center, Inc.
    (a)  Leesburg Institute, Inc.
    (a)  Manatee Palms Residential Treatment Center, Inc.
    (a)  Manatee Palms Therapeutic Group Home, Inc.
    (a)  Medfield Residential Treatment Center, Inc.
    (a)  Modesto Psychiatric Hospitals, Inc.
    (a)  Modesto Psychiatric Realty, Inc.
    (a)  Nashua Brookside Hospital, Inc.
    (a)  North Houston Healthcare Campus, Inc.
    (a)  Northeast Behavioral Health, Inc.
    (a)  Northeast Psychiatric Associates - 2, Inc.
    (a)  Outpatient Recovery Centers, Inc.
    (a)  P.D. at New Baltimore, Inc.
    (a)  P.I.A. Alexandria, Inc.
    (a)  P.I.A. Canoga Park, Inc.
    (a)  P.I.A. Cape Girardeau, Inc.
    (a)  P.I.A. Capital City, Inc.
    (a)  P.I.A. Central Jersey, Inc.
    (a)  P.I.A. Colorado, Inc.
    (a)  P.I.A. Connecticut Development Company, Inc.
    (a)  P.I.A. Cook County, Inc.
    (a)  P.I.A. Denton, Inc.
    (a)  P.I.A. Detroit, Inc.
         (b)  Psychiatric Facility at Michigan Limited Partnership
    (a)  P.I.A. Educational Institute, Inc.
    (a)  P.I.A. of Fort Worth, Inc.
    (a)  P.I.A. Green Bay, Inc.
    (a)  P.I.A. Highland, Inc.
         (b)  Highland Psychiatric Associates    - OWNERSHIP-P.I.A. HIGHLAND, INC.(50%)
                                                 AND PSYCHIATRIC FACILITY AT ASHEVILLE, INC.(50%)
    (a)  P.I.A. Highland Realty, Inc.
         (b)  Highland Realty Associates    - OWNERSHIP-(LIMITED PARTNERSHIP)-P.I.A. HIGHLAND REALTY, INC.(49%)
                                            PSYCHIATRIC FACILITY AT ASHEVILLE, INC. (49%)
                                            (GENERAL PARTNERSHIP) - P.I.A. HIGHLAND REALTY, INC.(1%)
                                            PSYCHIATRIC FACILITY AT ASHEVILLE, INC.(1%)
    (a)  P.I.A. Indianapolis, Inc.
    (a)  P.I.A. Kansas City, Inc.
    (a)  P.I.A. Lincoln, Inc.
    (a)  P.I.A. Long Beach, Inc.
    (a)  P.I.A. Maryland, Inc.
    (a)  P.I.A. Michigan City, Inc.
    (a)  P.I.A. Milwaukee, Inc.
    (a)  P.I.A. Modesto, Inc.
    (a)  P.I.A. Naperville, Inc.
    (a)  P.I.A. New Jersey, Inc.
    (a)  P.I.A. North Jersey, Inc.
    (a)  P.I.A. Northern New Mexico, Inc.
    (a)  P.I.A. Panama City, Inc.
    (a)  P.I.A. Randolph, Inc.
    (a)  P.I.A. Rockford, Inc.
    (a)  P.I.A. of Rocky Mount, Inc.
    (a)  P.I.A. Salt Lake City, Inc.
    (a)  P.I.A. San Antonio, Inc.
    (a)  P.I.A. San Ramon, Inc.


    (a)  P.I.A. Sarasota Palms, Inc.
    (a)  P.I.A. Seattle, Inc.
    (a)  P.I.A. Slidell, Inc.
    (a)  P.I.A. Solano, Inc.
    (a)  P.I.A. Specialty Press, Inc.
    (a)  P.I.A. Stafford, Inc.
    (a)  P.I.A. Stockton, Inc.
    (a)  P.I.A. Tacoma, Inc.
    (a)  P.I.A. Tidewater Realty, Inc.
         (b)  I.P.T. Associates
    (a)  P.I.A. Topeka, Inc.
    (a)  P.I.A. Visalia, Inc.
    (a)  P.I.A. Waxahachie, Inc.
    (a)  P.I.A. Westbank, Inc.
    (a)  P.I.A.C. Realty Company, Inc.
    (a)  PIAFCO, Inc.
    (a)  Pinewood Hospital, Inc.
    (a)  Potomac Ridge Treatment Center, Inc.
    (a)  Psychiatric Facility at Amarillo, Inc.
    (a)  Psychiatric Facility at Asheville, Inc.
    (a)  Psychiatric Facility at Azusa, Inc.
    (a)  Psychiatric Facility at Evansville, Inc.
    (a)  Psychiatric Facility at Lafayette, Inc.
    (a)  Psychiatric Facility at Lawton, Inc.
    (a)  Psychiatric Facility at Medfield, Inc.
    (a)  Psychiatric Facility at Memphis, Inc.
    (a)  Psychiatric Facility at Palm Springs, Inc.
    (a)  Psychiatric Facility at Yorba Linda, Inc.
    (a)  Psychiatric Institute of Alabama, Inc.
    (a)  Psychiatric Institute of Atlanta, Inc.
    (a)  Psychiatric Institute of Bedford, Inc.
    (a)  Psychiatric Institute of Bucks County, Inc.
    (a)  Psychiatric Institute of Chester County, Inc.
    (a)  Psychiatric Institute of Columbus, Inc.
    (a)  Psychiatric Institute of Delray, Inc.
    (a)  Psychiatric Institute of Northern Kentucky, Inc.
    (a)  Psychiatric Institute of Northern New Jersey, Inc.
    (a)  Psychiatric Institute of Orlando, Inc.
    (a)  Psychiatric Institute of Richmond, Inc.
    (a)  Psychiatric Institute of San Jose, Inc.
    (a)  Psychiatric Institute of Sherman, Inc.
    (a)  Psychiatric Institute of Washington, D.C., Inc.
    (a)  Residential Treatment Center of Memphis, Inc.
    (a)  Residential Treatment Center of Montgomery County, Inc.
    (a)  The Residential Treatment Center of the Palm Beaches, Inc.
    (a)  RiverWood Center, Inc.
    (a)  Sandpiper Company, Inc.
    (a)  Southern Crescent Psychiatric Institute, Inc.
    (a)  Southwood Psychiatric Centers, Inc.
    (a)  Springwood Residential Treatment Centers, Inc.
    (a)  Tidewater Psychiatric Institute, Inc.
    (a)  The Treatment Center at Bedford, Inc.
    (a)  Tucson Psychiatric Institute, Inc.
    (a)  Tulsa County Health Services, Inc.
Northshore Hospital Management Corporation (LA)
Syndicated Office Systems
Wilshire Rental Corp.
Women's Medical Center of America, Inc.